UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                  February 4, 2004

                ------------------------------------------------
                Date of Report (Date of earliest event reported)


                          Commission File Number 0-24484



                                 MPS Group, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

             Florida                                     59-3116655
  ---------------------------------                -----------------------
      (State or other jurisdiction                    (I.R.S. Employer
  of incorporation or organization)                 Identification No.)


                1 Independent Drive, Jacksonville, Florida 32202
 -------------------------------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (904) 360-2000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

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Item 7.    Financial Statements, Pro Forma Information and Exhibits

     (c) Exhibits.

     Exhibit 99.1  Registrant's press release dated February 4, 2004.



Item 12.   Results of Operations and Financial Condition

     On February 4, 2004, MPS Group, Inc. (the 'Company') released a press release announcing financial results for the three months and year-end December 31, 2003. For the three months ended December 31, 2003, the
     Company recognized $283.9 million in revenue and a net loss of $16.0 million. For year-end December 31, 2003, the Company recognized $1,096.0 million in revenue and a net loss of $1.2 million. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information, including exhibits attached hereto, in this Current Report is being furnished and shall not be deemed 'filed' for the purposes of
     Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                               MPS Group, Inc.

Date:  February 4, 2004



                                               /s/ Robert P. Crouch
                                               ---------------------------------
                                               Robert P. Crouch
                                               Senior Vice President, Treasurer
                                               and Chief Financial Officer